MFS(R) Global Financial Services Fund

                      Supplement to the Current Prospectus

The Board of Trustees which oversees the MFS(R) Global Financial Services Fund (the "Fund") decided, at their regular meeting on April 18, 2001, to terminate the Fund effective May 28, 2001, or as soon thereafter as practicable (the "Termination Date"). In connection with the termination of the Fund, the Board of Trustees has suspended the sale of the Fund's shares effective immediately. Consequently, purchase orders for Fund shares that are received on or after April 19, 2001 will be rejected by the Fund. In preparation for the termination, the Fund's portfolio will be converted to cash and the Fund may not be able to realize its current investment objective.

Until the Termination Date, shareholders may choose to redeem their Fund shares or exchange their shares for shares of the same class of any fund in the MFS Family of Funds(R) which permits exchanges at such fund's then current net asset value. If a shareholder takes no action, his or her shares will automatically be exchanged on the Termination Date for shares of the MFS(R) Money Market Fund ("MMM").

MMM, a member of the MFS Family of Funds, seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity. MMM's prospectus is enclosed with the Notice of Termination.


                 The Date of this Supplement is April 18, 2001.